SUPPLEMENT TO:

Calvert Responsible Index Funds Prospectus (Class A, C and Y)
and all related Summary Prospectuses
dated February 1, 2016

Calvert Responsible Index Funds Prospectus (Class I)
and all related Summary Prospectuses
dated February 1, 2016

Date of Supplement: November 3, 2016

The information in this Supplement updates information in each Prospectus and Summary Prospectus, supersedes any contrary information included therein or in any prior supplement, and should be read in conjunction with each Prospectus and Summary Prospectus.

The information in this Supplement is subject to the closing of the Transaction (the “Closing”) that is described in the Supplement dated October 24, 2016 to each Prospectus and Summary Prospectus. It is anticipated that, upon the Closing, each Fund listed below will be managed by a new portfolio manager.

Calvert U.S. Large Cap Core Responsible Index Fund
Calvert U.S. Large Cap Growth Responsible Index Fund
Calvert U.S. Large Cap Value Responsible Index Fund
Calvert U.S. Mid Cap Core Responsible Index Fund
Calvert Developed Markets Ex-U.S. Responsible Index Fund

Anticipated Portfolio Manager:

● Thomas Seto is Head of Investment Management at the Seattle Investment Center of Parametric Portfolio Associates LLC (“Parametric”), an affiliate of Calvert Research and Management. Mr. Seto has been an employee of Parametric since 1998 and manages other funds and portfolios.

Investors Should Retain This Supplement for Future Reference